     As filed with the Securities and Exchange Commission on March 25, 2002

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 25, 2002
                (Date of earliest event reported: March 21, 2002)


                        United Security Bancshares, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-14549                  63-0843362
----------------------------      -------------------       -------------------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)


                  131 West Front Street
                  Post Office Box 249
                  Thomasville, Alabama                      36784
     ----------------------------------------           -----------
     (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:    (334) 636-5424
                                                       --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================



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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             On March 21, 2002, United Security Bancshares, Inc. ("Bancshares"), a Delaware corporation, dismissed Arthur Andersen LLP ("Andersen") as its independent auditor and engaged Ernst & Young LLP as its new independent auditor. The change in auditors became effective March 22, 2002, subsequent to filing of Bancshares' Annual Report on Form 10-K. The decision to dismiss Andersen was recommended by Bancshares' Audit Committee and approved by its Board of Directors.

             The reports of Andersen on Bancshares' financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

             During the years ended December 31, 2001 and 2000, and in the interim period between December 31, 2001 and March 22, 2002, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Andersen would have caused Andersen to make reference to the matter in their report. During the years ended December 31, 2001 and 2000, and the interim period between December 31, 2001 and March 22, 2002, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission). A letter from Andersen is attached as Exhibit 16 to this Form 8-K.

             During the years ended December 31, 2001 and 2000, and the interim period between December 31, 2001 and March 22, 2002, Bancshares did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  16. Letter of Arthur Andersen LLP regarding change in certifying accountant







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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        United Security Bancshares, Inc.


Date: March 25, 2002                    By:  /s/ Larry M. Sellers
                                             ----------------------------------
                                        Name: Larry M. Sellers
                                              Vice President, Secretary, and
                                              Treasurer (Duly Authorized Officer
                                              And Principal Financial Officer)